142714v1324@01!.DOC            5
                      FORM OF AGREEMENT
             REGARDING REPURCHASE OF STOCK UPON
                   CHANGE IN CONTROL EVENT


      THIS AGREEMENT is entered into as of August 20, 1997, by and between APA OPTICS, INC., a Minnesota corporation
(herein        called       the       "Company"),        and
_______________________________    (herein    called     the
"Executive").

     WHEREAS, Executive has been employed by the Company for
several      years      and      is      currently       its
___________________________________________; and

       WHEREAS,  Executive  owns  __________________________
shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), which represents _____% of the Common Stock outstanding as of the date hereof; and

      WHEREAS, Executive has refrained from selling Shares for his own account, having been advised that such sales might have an adverse impact on the public market for the Common Stock; and

      WHEREAS, the Company desires to provide Executive an opportunity to dispose of a reasonable number of his Shares of Common Stock in the event of a "Change in Control Event" as defined herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     l. Change in Control Event. For the purposes of this Agreement, "Change in Control Event" shall mean:

           (a) the consummation of any consolidation or merger of the Company in which the Company is the continuing or surviving corporation, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership immediately after the merger, or

           (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Company's outstanding stock; or

           (c) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the two-year period; or

           (d)  an event described in Paragraph 1(a), (b) or
     (c) has occurred and an individual other than the Executive holds the position held by Executive as of the date hereof or as of the date of the Change in Control Event or other changes have been made to the terms and conditions of Executive's employment without Executive's consent; provided, however, that a Change in Control shall not be deemed to have occurred if Executive has voluntarily resigned from or changed his position with the Company prior to or following a Change in Control.

      2.   Effective Date of Change in Control.  A Change in
Control Event shall be deemed to have occurred,

           (a) in the case of a transaction requiring Board or shareholder approval, on the date of such approval;

           (b) in the case of acquisition of shares, on the date of the acquisition of the shares resulting in the acquirer's becoming the holder of the stated amount;

           (c) in the case of board membership, on the date of election of the director(s) that results in a Change in Control Event as defined in Section 1(c) hereof; and

           (d) in the case of a change in the terms of Executive's employment, on the date the notice of such change is given to Executive.

      3. Purchase of Stock. In the event of a Change in Control Event, and at the option of Executive, the Company shall purchase from Executive a number of Shares equal to up to 4% of the shares of Common Stock outstanding immediately prior to the Change in Control Event (or, if greater, 4% of the shares of Common Stock outstanding at the time this option is exercised) at a price per share equal to the highest per share price paid in connection with the Change in Control Event or the highest price paid in the public market within the twelve months preceding the exercise of this option (as adjusted to reflect any stock split, reverse stock split, stock dividend or similar event occurring during such period). This option shall be exercised by Executive by delivery of written notice of the intent to exercise, indicating the number of Shares to be purchased (if less than the full amount permitted hereunder) and the purchase price (as determined by Executive). The Company shall complete such purchase within 30 days of receipt of such notice, at which time the purchase price shall be paid in full, in cash.

      4. Term of Option. The option granted herein to Executive shall be exercisable for a period of twelve months from the Effective Date of the Change in Control.

      5. Aggregate Shares to be Sold. This option may be exercised more than one time during its term, but the total number of Shares purchased by the Company shall not exceed the maximum stated in Paragraph 3 hereof. If the Executive has sold Shares within the twelve months preceding the Effective Date of the Change in Control, the number of Shares subject to this option shall be reduced by 150% of the number of Shares sold. To the extent the full number of Shares subject to this option is not tendered to the Company pursuant hereto during the twelve months during which this option is effective, Executive may sell such number of Shares in the open market.

     6. Determination of Price. The price per Share to be paid hereunder shall be the highest of the following (in each case, as adjusted to reflect any stock split, reverse stock split, stock dividend, or similar event occurring during the twelve-month period):

               (a) (i) If the Company's Common Stock is traded on an exchange or is quoted on The
               Nasdaq Stock Market ("Nasdaq"), the highest sale price reported during the twelve months immediately preceding the date of exercise of the option, or

                     (ii)  If the Company's Common Stock  is
               not traded on an exchange or on Nasdaq, but is traded in the over-the-counter market, then the highest asked price reported during the twelve months immediately preceding the date of exercise of the option; or

                (b)   The  highest price per share  paid  or
          offered in any bona fide transaction related to the Change in Control Event at any time during the twelve-month period immediately preceding the Effective Date of the Change in Control.

      7. Resolution of Disputes. Any dispute or claim arising out of this Agreement, or breach thereof, shall be decided by arbitration, under the commercial arbitration rules of the American Arbitration Association (the "AAA"), and shall be conducted in the Minneapolis, Minnesota metropolitan area. Demand for arbitration hereunder may be made by either party hereto upon written notification to the other party. The arbitration shall be by a single arbitrator mutually selected by Executive and the Company. If the parties do not agree upon an arbitrator within 20 days after the date of a demand for arbitration, the selection of the single arbitrator shall be made in accordance with the rules of the AAA. This agreement to arbitrate shall be specifically enforceable. Any decision rendered by the arbitrator shall be final and binding, and judgment may be entered upon it by any court having jurisdiction. The arbitrator shall assess arbitration fees, expenses, attorneys' fees, and compensation in accordance with the applicable AAA rules. Nothing herein contained shall bar either party from seeking equitable remedies in a court of appropriate jurisdiction.

     8. Entire Agreement; Headings. This Agreement is the entire agreement between the parties on its subject matter and shall be deemed to supersede any other agreements allegedly made between the parties regarding the subject matter. The parties represent that no other such agreements or understandings exist. Headings shall not be utilized in any interpretation of this Agreement.

      9. Notices. Any notice or other communication provided for herein or given hereunder shall be in writing and shall be delivered in person or, in the case of the Company, to its Chairman, or mailed by first class registered or certified mail, postage prepaid, addressed to the Company at its registered office in the State of Minnesota and addressed to the Executive or any other person at the last known address of such person appearing on the books of the Company.

      10. Amendment. This Agreement may not be changed, modified or amended except in writing signed by both parties.

      11. Invalidity of Any Provision. The provisions of this Agreement are severable, it being the intention of the parties hereto that should any provisions hereof be invalid or unenforceable, such invalidity or unenforceability of any provision shall not affect the remaining provisions hereof, but the same shall remain in full force and effect as if such invalid or unenforceable provision or provisions were omitted.

      12. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company, its successors and assigns, and Executive, his heirs, legal representatives and assigns.

      13. Governing Law. This Agreement is being delivered and is intended to be performed in the State of Minnesota and shall be construed and enforced in accordance with the laws of such state.

      14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              APA Optics, Inc.


                                                          By
_________________________________

Its________________________________


                              EXECUTIVE



____________________________________

____________________________________